UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 23, 2016

CELLDEX THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15006	13-3191702
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)	Identification No.)

Perryville III Building, 53 Frontage Road, Suite 220,
Hampton, New Jersey	08827
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 200-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Celldex Therapeutics, Inc. (the “Company”) hereby announces that the Company’s financial printer inadvertently submitted the Company’s annual report on Form 10-K for the year ended December 31, 2015 (the “10-K”) while preparing a test file. While the Company does not anticipate any substantive changes to this document, today’s version of the 10-K should be disregarded and, as previously disclosed, the Company intends to release fourth quarter and year-end 2015 financial results and file its 10-K on Thursday, February 25, 2016 before the U.S. financial markets open. The Company’s executives will host a conference call at 8:00 a.m. EST on February 25th to discuss 2015 financial and business results and to provide an update on key 2016 objectives.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLDEX THERAPEUTICS, INC.

/s/	Anthony S. Marucci
Name: Anthony S. Marucci
Title: Chief Executive Officer

Dated: February 23, 2016